Q COMM INTERNATIONAL REPORTS
                           SECOND QUARTER 2003 RESULTS
                       AND HIGHLIGHTS RECENT DEVELOPMENTS

OREM, UTAH - (BUSINESS WIRE) - August 14, 2003 - Q Comm International, Inc. (AMEX:QMM; QMM.WS), a provider of prepaid transaction processing and electronic point-of-sale (POS) distribution solutions, today reported results for the three and six month periods ended June 30, 2003.

For the three months ended June 30, 2003, the Company booked revenues of $5.9 million, a 17% decline from revenues of $7.1 million reported for the comparable period in 2002. Net losses for the current three-month period were $1.1, or $0.79 loss per share, compared to net losses of $196,000, or $0.20 loss per share, posted for the same three-month period in the prior year.

Revenues for the six months, ended June 30, 2003, were $11.7 million, a 13% decrease from revenues of $13.4 million posted for the six months ended June 30, 2002. Net losses for the current six months were $1.9 million, or $1.38 loss per share, compared to net losses of $384,000, or $0.41 loss per share, reported for same six months in 2002. The decline in revenues from 2002 to 2003 is attributable to the loss of a significant customer in the third quarter of 2002 and to delays in the roll-out of the Company's new Qxpress(TM) 200 terminal as a result of development and liquidity issues. The increase in net losses from 2002 to 2003 resulted from the decline in revenues, as well as significant increases in non-cash expenses, such as amortization of discount on debt, depreciation and amortization expenses, and non-cash compensation. Other factors that contributed to the higher net loss in 2003 included the opening of Q Comm's new data center in late 2002 that will enable it to process a higher volume of transactions, as well as a one-time consulting fee of $150,000 incurred in the first quarter of 2003.

The second quarter was highlighted by a number of significant developments, including:

o The successful completion of a public offering of units, which included stock and warrants. Taking into account the underwriter's overallotment option, which was exercised in July, net proceeds to the Company, after payment of underwriters' discounts commissions and other expenses relating to the offering, were approximately $13.8 million.
o    Q Comm initiated trading on the American Stock Exchange.
o Since the beginning of the second quarter of 2003, Q Comm has ordered 7,500 new Qxpress 200 terminals. It has already begun to take delivery of these terminals and expects that all 7,500 terminals will be delivered by the end of the year. Since June 2003 over 1,000 of these new terminals have been shipped to new locations.
o The Company continues to increase its customer base; it signed agreements with Daily's Convenience Stores (70 locations) and Giant Convenience Stores (130 locations) and distributor agreements with 19 new brokers.
o Revenues are trending up from $5.7 million in the first quarter to $5.9 million in the second quarter. The Company expects this trend to continue, particularly as it deploys new Qxpress 200 terminals in the third and fourth quarters of 2003.
o The volume of transactions processed by Q Comm's data center has also trended up, increasing from 240,000 in the first quarter of 2003 to over 260,000 in the second quarter. Again, the Company expects this trend to continue, particularly as it increases the number of Qxpress 200 terminals in service over the remainder of 2003.
o    The Company enhanced the functionality of the Qxpress 200 terminal.
o The Company initiated a new marketing program that directly targets national accounts.

Paul Hickey, Chief Executive Officer of the Company, noted: "There were a number of significant positive developments in the second quarter that we expect will drive our growth during the second half of the year. In particular, as a result of the successful completion of our public offering, Q Comm now has the necessary financial muscle to exploit the growing demand for our products and services."

The Company will host a teleconference this afternoon beginning at 4:15 PM Eastern, and invites all interested parties to join management in a discussion regarding the Company's financial results, corporate progression and other meaningful developments. The conference call can be accessed via telephone by dialing toll free 1-800-257-7087 from within the U.S. or 303-262-2192 from outside the U.S., or via the Internet at www.qcomm.com. For those unable to participate at that time, a replay of the webcast will be available for 90 days on www.qcomm.com.

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                                   Q COMM INTERNATIONAL, INC. AND SUBSIDIARY

                                          CONSOLIDATED BALANCE SHEET

                                                                                  Unaudited        Audited
                                                                                  June 30,        December 31,
                                                                                    2003             2002
                                                                                 ------------    ------------
Current Assets:
              Cash in bank                                                       $ 10,726,442    $    115,609
              Restricted Cash                                                       1,725,000            --
              Accounts receivable, net                                                229,767          51,699
              Inventory                                                               398,403         165,491
              Deferred taxes                                                          539,228         539,228
                                                                                 ------------    ------------
                          Total Current Assets                                     13,618,840         872,027
                                                                                 ------------    ------------

Property & Equipment, net                                                           1,683,677       1,035,502

Other Assets:
              Capitalized software development costs, net                           1,476,812       1,330,053
              Goodwill, net                                                           144,580         144,580
              Deferred stock offering costs                                              --            67,115
              Deposits                                                                 31,774          24,074
                                                                                 ------------    ------------
                          Total Other Assets                                        1,653,166       1,565,822
                                                                                 ------------    ------------
                          Total Assets                                           $ 16,955,683    $  3,473,351
                                                                                 ============    ============

                                    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
              Bank overdraft                                                     $    253,284    $    595,544
              Accounts payable                                                      1,548,497       1,229,701
              Accrued expenses                                                        381,326         226,635
              Notes payable                                                            31,350          31,350
              Convertible notes and debentures - current portion (net)                712,489          43,557
              Capital lease obligations - current portion                              27,404           5,892
              Related party obligations - current portion                             170,535
              Contingent liabilities                                                  359,235         359,235
                                                                                 ------------    ------------
                          Total Current Liabilities                                 3,484,120       2,491,914
                                                                                 ------------    ------------

Long-term Obligations:
              Convertible notes payable                                               143,528         167,690
              Capital lease obligations                                                47,742          14,754
              Related party obligations                                               260,692         410,692
              Deferred taxes                                                          539,228         539,228
                                                                                 ------------    ------------
                          Total Long-term Obligations                                 991,190       1,132,364
                                                                                 ------------    ------------
                          Total Liabilities                                         4,475,310       3,624,278
                                                                                 ------------    ------------

Stockholders' Equity (Deficit):
              Common stock, $.001 par value, 50,000,000 shares
               authorized, 3,665,250 and 1,268,443 shares
               issued and outstanding, respectively                                     3,665           1,268
              Capital in excess of par value                                       22,027,271       7,511,857
              Retained deficit                                                     (9,451,918)     (7,533,102)
                                                                                 ------------    ------------
                                                                                   12,579,018         (19,977)
              Less stock subscription receivable                                      (98,645)       (130,950)
                                                                                 ------------    ------------
                          Total Stockholders' Equity (Deficit)                     12,480,373        (150,927)
                                                                                 ------------    ------------
                          Total Liabilities and Stockholders' Equity (Deficit)   $ 16,955,683    $  3,473,351
                                                                                 ============    ============

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                                       Q COMM INTERNATIONAL, INC. AND SUBSIDIARY

                                   CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)



                                                             For the Three Months            For the Six Months
                                                               Ended June 30,                  Ended June 30,
                                                         ----------------------------    ----------------------------
                                                             2003            2002            2003           2002
                                                         ------------    ------------    ------------    ------------
Revenues                                                 $  5,930,836    $  7,154,025    $ 11,677,875    $ 13,429,618

Cost of Goods Sold                                          4,427,377       5,302,244       8,735,876       9,961,313
                                                         ------------    ------------    ------------    ------------

Gross Profit                                                1,503,459       1,851,781       2,941,999       3,468,305
                                                         ------------    ------------    ------------    ------------

Operating Expenses:
              Commissions and fees                          1,369,569       1,699,342       2,668,082       3,160,458
              Selling expenses                                 81,257          65,134         175,063         129,151
              General and administrative expenses             379,553         243,011         890,236         484,017
              Depreciation and amortization                   191,871          30,183         351,038          59,282
              Non-cash compensation                            21,666            --            43,332            --
                                                         ------------    ------------    ------------    ------------
                          Total Operating Expenses          2,043,916       2,037,670       4,127,751       3,832,908
                                                         ------------    ------------    ------------    ------------

Loss from Operations                                         (540,457)       (185,889)     (1,185,752)       (364,603)
                                                         ------------    ------------    ------------    ------------

Other Income (Expense):
              Other Income                                       --               471              96           3,898
              Interest and Other Expense                     (605,855)        (10,686)       (733,160)        (23,551)
                                                         ------------    ------------    ------------    ------------
                          Total Other Income (Expense)       (605,855)        (10,215)       (733,064)        (19,653)
                                                         ------------    ------------    ------------    ------------

Loss Before Income Taxes                                   (1,146,312)       (196,104)     (1,918,816)       (384,256)

Income Tax Expense                                               --              --              --              --
                                                         ------------    ------------    ------------    ------------

Net Loss                                                 $ (1,146,312)   $   (196,104)   $ (1,918,816)   $   (384,256)
                                                         ============    ============    ============    ============

Basic Loss per Common Share                              $      (0.79)   $      (0.20)   $      (1.38)   $      (0.41)
                                                         ============    ============    ============    ============

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About Q Comm International

Established in 1992, Q Comm International provides proprietary prepaid transaction processing and information management systems that facilitate electronic recharge or distribution of prepaid products from service providers or their distributors to retail points of sale. Q Comm's solutions replace traditional hard cards (also known as scratch cards or vouchers) that are costly to distribute, and provide more comprehensive reporting and inventory management among other benefits. In concert with its proprietary data center platform, Q Comm's point-of-sale terminal, Qxpress 200(TM), is currently used by wireless carriers or mobile operators, telecom distributors, and various retailers to sell a wide range of prepaid products and services including prepaid wireless or prepaid mobile, prepaid phone cards, prepaid dial tone and prepaid bank cards, such as prepaid MasterCard. Visit www.qcomm.com for more information.

This press release contains forward-looking statements involving risks and uncertainties that may cause actual results to differ materially from those indicated due to a number of factors, including shortages of raw materials, the company's financial condition and cash flow and general economic conditions. The company's plans and objectives are based on assumptions involving judgments with respect to future economic, competitive, regulatory and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the company's control. Therefore, there can be no assurance that the forward-looking statements will prove to be accurate. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise.

                        _______________________________-

                      FOR MORE INFORMATION, PLEASE CONTACT:
                       Salzwedel Financial Communications
                          Jeff Salzwedel, 503-638-7777
                                       or
                      Elite Financial Communications Group
                 Stephanie Noiseux, 407-585-1080, steph@efcg.net
                                       or
                         Q Comm International Inc., Orem
                      Paul Hickey, 801-226-4222, ext. 3301